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                                                        EXHIBIT NO. 10.6e
                TWENTY-EIGHTH AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

     THIS AGREEMENT, dated as of the 15th day of September, 1992 is entered into by the signatories hereto for the amendment by them of the New England Power Pool Agreement dated as of

September 1, 1971 (the "NEPOOL Agreement"), as previously amended or proposed to be amended by twenty-seven (27) amendments, the most recent of which was dated as of October 1, 1990.


     WHEREAS, in response to the factors specified in Section

5.10 of the NEPOOL Agreement regarding election of members of the

Management Committee to serve as an Executive Committee, the member of the Management Committee representing Public Service

Company of New Hampshire has been elected to serve as a member of the Executive Committee since the formation of NEPOOL; and


     WHEREAS, Northeast Utilities has recently acquired Public Service

Company of New Hampshire, Public Service Company of New Hampshire

has elected to be treated as a single Participant with the other

Entities controlled by Northeast Utilities, and Public Service

Company of New Hampshire is no longer entitled to be separately represented by a member of the Management Committee; and


     WHEREAS, the signatory Participants have determined to amend the NEPOOL Agreement in the manner specified below in order to
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reflect the fact that the considerations specified in Section

5.10 for membership on the Executive Committee can now be

satisfied by election of only ten members.


     NOW THEREFORE, the signatories hereby agree as follows:


                            SECTION I


                        TEXT OF AMENDMENT
                        -----------------


     Section 5.10 of the NEPOOL Agreement is amended to read as follows:


          Election of Executive Committee Members
          ---------------------------------------

          Unless there are less than eleven members of the

          Management Committee, the Management Committee, at each

          annual meeting, shall elect ten of its members to serve

          as an Executive Committee.  In electing the Executive

          Committee, the Management Committee shall give such

          consideration as it shall deem advisable to

          qualifications for the office, geographic distribution,

          the relative sizes of Participants and the public and

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          private sectors of the electric utility industry.  Each

          member so selected may designate an alternate who is

          acceptable to the Management Committee.


                            SECTION II


                     EFFECTIVENESS OF AGREEMENT
                     --------------------------


     Following its execution by the requisite number of

Participants, this Agreement, and the amendment provided for above, shall become effective on December 1, 1992, or on such later date as the Federal Energy Regulatory Commission shall provide that such amendment shall become effective.


                           SECTION III


                     USAGE OF DEFINED TERMS
                     ----------------------


     The usage in this Agreement of terms which are defined in

the NEPOOL Agreement shall be deemed to be in accordance with the definitions thereof in the NEPOOL Agreement.

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                           SECTION IV


                          COUNTERPARTS
                          ------------


     This Agreement may be executed in any number of counterparts and each executed counterpart shall have the same force and

effect as an original instrument and as if all the parties to all the counterparts had signed the same instrument. Any signature page of this Agreement may be detached from any counterpart of this Agreement without impairing the legal effect of any

signatures thereof, and may be attached to another counterpart of this Agreement identical in form hereto but having attached to it one or more signature pages.


     IN WITNESS WHEREOF, each of the signatories has caused a

counterpart signature page to be executed by its duly authorized representative, as of the 15th day of September, 1992.

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                                                   CONFORMED COPY

                   COUNTERPART SIGNATURE PAGE
               TO TWENTY-EIGHTH AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT
                 DATED AS OF SEPTEMBER 15, 1992

     The NEPOOL Agreement, being dated as of September 1, 1971,

and being previously amended by twenty-seven (27) amendments, the most recent prior amendment being an amendment dated as of

October 1, 1990.

                            Asburnham Municipal Light Department

                            By:  /s/ Robert W. Gould
                                 -------------------------
                                 Manager
                                 86 Central Street
                                 Ashburnham, MA  01430

                            Bangor Hydro-Electric Company

                            By:  /s/ Robert S. Briggs
                                 -------------------------
                                 President and CEO
                                 33 State Street
                                 Bangor, ME  04402-0932

                            Belmont Municipal Light Department

                            By:  /s/ Timothy L. McCarthy
                                 -------------------------
                                 Acting Manager
                                 450 Concord Avenue
                                 Belmont, MA  02178

                            Boston Edison Company

                            By:  /s/ Cameron H. Daley
                                 -------------------------
                                 Senior Vice President
                                 800 Boylston Street
                                 Boston, MA  02199

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                            Boylston Municipal Light Department

                            By:  /s/ H. Bradford White, Jr.
                                 --------------------------
                                 Manager
                                 P.O. Box 560
                                 Boylston, MA  01505

                            Central Maine Power Company

                            By:  /s/ Donald F. Kelly
                                 -------------------------
                                 Senior Vice President
                                 Edison Drive
                                 Augusta, ME  04336

                            City of Chicopee Municipal Lighting
                            Plant

                            By:  /s/ Barry W. Soden
                                 -------------------------
                                 General Manager
                                 725 Front Street
                                 Chicopee, MA  01021-0405

                            Commonwealth Energy System Companies
                                 Commonwealth Electric Company
                                 Cambridge Electric Light Company
                                 Canal Electric Company

                            By:  /s/ Harold N. Scherer, Jr.
                                 --------------------------
                                 President and CEO
                                 2421 Cranberry Highway
                                 Wareham, MA  02571

                            Concord Municipal Light Plant

                            By:  /s/ Daniel J. Sack
                                 -------------------------
                                 Superintendent
                                 135 Keyes Road
                                 Concord, MA  01742

                            Connecticut Mutual Electric Energy
                            Cooperative

                            By:  /s/ Maurice R. Scully
                                 -------------------------
                                 Executive Director
                                 30 Slott Avenue
                                 Norwich, CT  06360-1526

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                            Eastern Utilities

                            By:  /s/ Donald G. Pardus
                                 -------------------------
                                 Chairman/CEO
                                 One Liberty Square
                                 Boston, MA  02109

                            Groton Electric Light Department

                            By:  /s/ Roger H. Beeltje
                                 --------------------------
                                 Manager
                                 P.O. Box 679
                                 Groton, MA  01450

                            Hingham Municipal Lighting Plant

                            By:  /s/ Joseph R. Spadea, Jr.
                                 --------------------------
                                 General Manager
                                 19 Elm Street
                                 Hingham, MA  02043

                            Holden Municipal Light Department

                            By:  /s/ Edla Ann Bloom
                                 ---------------------------
                                 Director of Electric Services
                                 94 Reservoir Street
                                 Holden, MA  01520

                            Holyoke Gas & Electric Department

                            By:  /s/ George E. Leary
                                 ---------------------------
                                 Manager
                                 70 Suffolk Street
                                 Holyoke, MA  01040

                            Ipswich Municipal Light Department

                            By:  /s/ Donald R. Stone
                                 ----------------------------
                                 Director of Utilities
                                 P.O. Box 151
                                 Ispwich, MA  01938

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                            Mansfield Municipal Electric Department

                            By:  /s/ John Larch
                                 ----------------------------
                                 Manager
                                 50 West Street
                                 Mansfield, MA  02048

                            Marblehead Municipal Light Department

                            By:  /s/ Richard L. Bailey
                                 ----------------------------
                                 General Manager
                                 80 Commercial Street
                                 Marblehead, MA  01945

                            Merrimac Municipal Light Department

                            By:  /s/ David Vance
                                 ----------------------------
                                 Commissioner
                                 2 School Street
                                 Merrimac, MA  01860

                            Middleton Municipal Electric Department

                            By:  /s/ William E. Kelley
                                 ----------------------------
                                 Manager
                                 197 North Main Street
                                 Middleton, MA  01949

                            The Narragansett Electric Company

                            By:  /s/ Robert L. McCabe
                                 ----------------------------
                                 President
                                 280 Melrose Street
                                 Providence, RI  02901

                            New England Power Company

                            By:  /s/ Jeffrey D. Tranen
                                 ----------------------------
                                 Vice President
                                 25 Research Drive
                                 Westborough, MA  01582

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                            Massachusetts Electric Company

                            By:  /s/ John H. Dickson
                                 ----------------------------
                                 President
                                 25 Research Drive
                                 Westborough, MA  01582

                            Granite State Electric Company

                            By:  /s/ Lydia M. Pastuszek
                                 ----------------------------
                                 President
                                 33 West Lebanon Road
                                 Lebanon, New Hampshire

                            The Connecticut Light and Power Company

                            By:  /s/ Bernard M. Fox
                                 ----------------------------
                                 President
                                 P.O. Box 270
                                 Hartford, CT  06141-0270

                            Western Massachusetts Electric Company

                            By:  /s/ Bernard M. Fox
                                 ----------------------------
                                 President
                                 P.O. Box 270
                                 Hartford, CT  06141-0270

                            Holyoke Water Power Company

                            By:  /s/ Bernard M. Fox
                                 ----------------------------
                                 President
                                 P.O. Box 270
                                 Hartford, CT  06141-0270

                            Holyoke Power and Electric Company

                            By:  /s/ Bernard M. Fox
                                 ----------------------------
                                 President
                                 P.O. Box 270
                                 Hartford, CT  06141-0270

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                            Public Service Company of New Hampshire

                            By:  /s/ Bernard M. Fox
                                 ----------------------------
                                 President
                                 P.O. Box 270
                                 Hartford, CT  06141-0270

                            Pascoag Fire District - Electric
                            Department

                            By:  /s/ James E. Daniels
                                 ---------------------------
                                 Chairman, Operating Committee
                                 55 South Main Street
                                 Pascoag, RI  02859

                            Princeton Municipal Light Department

                            By:  /s/ Sharon A. Staz
                                 ---------------------------
                                 Manager
                                 P.O. Box 247
                                 Princeton, MA  01541-0247

                            Rowley Municipal Lighting Plant

                            By:  /s/ G. Robert Merry
                                 ---------------------------
                                 Manager
                                 47 Summer Street
                                 Rowley, MA  01969

                           Taunton Municipal Lighting Plant

                           By:  /s/ Joseph M. Blain
                                ----------------------------
                                General Manager
                                55 Weir Street
                                Taunton, MA  02780

                           The United Illuminating Company

                           By:  /s/ Richard J. Grossi
                                -----------------------------
                                Chairman and CEO
                                157 Church Street
                                New Haven, CT  06506-0901

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                          Vermont Electric Power Company, Inc.

                          By:  /s/ Richard W. Mallary
                               -----------------------------
                               President
                               P.O. Box 548
                               Rutland, VT  05702-0548

                          Central Vermont Public Service
                          Corporation

                          By: /s/ Robert de R. Stein
                              ------------------------------
                              Vice President
                              77 Grove Street
                              Rutland, VT 05701

                          Citizens Utilities Company

                          By: /s/ James P. Avery
                              ------------------------------
                              Vice President
                              High Ridge Park
                              Stamford, CT  06905

                          City of Burlington Electric Dept.

                          By:  /s/ Dale L. Pohlman
                               -----------------------------
                               General Manager
                               585 Pine Street
                               Burlington, VT  05401

                          Franklin Electric Light Co.

                          By:  /s/ Hugh H. Gates
                               -----------------------------
                               President
                               P.O. Box 96
                               Franklin, VT  05457-0096

                          Green Mountain Power Corporation

                          By:  /s/ John V. Cleary
                               -----------------------------
                               President and CEO
                               P.O. Box 850
                               S. Burlington, VT  06402

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                          Rochester Electric Light & Power Company

                          By:  /s/ Thomas Pierce
                               -----------------------------
                               President
                               P.O. Box 6
                               Rochester, VT  05767

                          Vermont Marble Company

                          By:  /s/ John M. Mitchell
                               -----------------------------
                               President
                               61 Main Street
                               Proctor, VT  05765

                          Vermont Public Power Supply Authority

                          By:  /s/ William J. Gallagher
                               -----------------------------
                               General Manager
                               512 St. George Road
                               Williston, VT  05495

                          Village of Hardwick Electric Department

                          By:  /s/ Jack E. Young
                               -----------------------------
                               General Manager
                               Box 516
                               Hardwick, VT  05843

                          Village of Ludlow Electric Light
                          Department

                          By:  /s/ Donald Ellison
                               -----------------------------
                               Commissioner, Chairman
                               P.O. Box 289
                               Ludlow, VT  05149

                         Village of Morrisville Water and Light
                         Department

                         By:  /s/ James C. Fox
                              ------------------------------
                              Superintendent
                              18 Portland Street
                              Morrisville, VT  05661

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                         Village of Northfield Electric
                         Department

                         By:  /s/ Kevin O'Donnell
                              ------------------------------
                              Municipal Manager
                              26 South Main Street
                              Northfield, VT  05663

                         Village of Orleans Electric Department

                         By:  /s/ Slayton R. Marsh
                              ------------------------------
                              Superintendent
                              Memorial Square
                              Orleans, VT  05860

                        Village of Readsboro Electric Light
                        Department

                        By:  /s/ Annette Caruso
                             -------------------------------
                             Utility Clerk
                             P.O. Box 247
                             Readsboro, VT  05350

                        Wakefield Municipal Light Department

                        By:  /s/ William J. Wallace
                             -------------------------------
                             Manager
                             11 Albion Street
                             Wakefield, MA  01880

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